Convertible debt	6 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Convertible debt

9. Convertible debt

The Company issued secured Series A and Series C convertible notes on September 23, 2025 and November 7, 2025 respectively, for a total value of $65,000,000. These convertible notes bear interest of 6% per year, matures on September 23, 2027 and November 7, 2027, respectively. The notes convert at a conversion rate based on a formula using the share’s market price preceding the conversion date. The convertible notes are secured by digital assets held in two BitGo digital wallets with fair value of $49,150,833.

During the period, ATW had converted $8,575,000 Series A notes and $3,475,000 Series C notes for a total of 8,885,700 Class A common stocks.

Interest on the combined Series A and Series C convertible notes amounted to $514,737 for the six-month period ended December 31, 2025.